BLACKROCK FUNDSSM
BlackRock Multi-Asset Real Return Fund
(the “Fund”)

SUPPLEMENT DATED MAY 12, 2014 TO THE
PROSPECTUS DATED NOVEMBER 27, 2013 (AS AMENDED FEBRUARY 3, 2014)

Effective immediately, the Fund’s prospectus is amended hereby as follows:

In the “Fund Overview” section, the subsection entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2012	Managing Director of BlackRock, Inc.
Michael Fredericks	2012	Managing Director of BlackRock, Inc.
Lutz-Peter Wilke, CFA	2012	Director of BlackRock, Inc.
Justin Christofel, CFA	2012	Director of BlackRock, Inc.
Sunder Ramkumar, CFA	2014	Managing Director of BlackRock, Inc.

The section in the prospectus captioned “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Philip Green, Michael Fredericks, Lutz-Peter Wilke, CFA, Justin Christofel, CFA, and Sunder Ramkumar, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section in the prospectus captioned “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. from 1999 to 2006.
Michael Fredericks	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2011; Executive Director at JP Morgan Chase & Co. from 2006 to 2011.
Lutz-Peter Wilke, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director of BlackRock, Inc. since 2010; Vice President of BlackRock, Inc. from 2006 to 2010.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Justin Christofel, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2013; Associate of BlackRock, Inc. from 2008 to 2010; Analyst of BlackRock, Inc. from 2007 to 2008.
Sunder Ramkumar, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2013; Director of BlackRock, Inc. from 2009 to 2012; Principal at Barclays Global Investors from 2007 to 2009.

Shareholders should retain this Supplement for future reference.

PRO-MAIP-0514SUP